UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2014

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10827	22-312218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

This Current Report on Form 8-K (this “Form 8-K”) is being furnished to disclose certain information (the “Selected Information”), including certain estimated results of operations, that Par Pharmaceutical Companies, Inc. (the “Company”), will furnish to prospective debt financing sources that are expected to provide a portion of the financing for the transactions contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 17, 2014, by and among the Company, Juniper Mergeco, Inc., JHP Group Holdings, Inc. (“JHP”) and WP JHP Representative, LLC, as the representative for JHP’s shareholders.

Item 7.01.	Regulation FD Disclosure.

The disclosure in Item 2.02 above is hereby incorporated by reference into this Item 7.01.

The information contained in Item 2.02 and Item 7.01 of this Form 8-K, including the exhibit hereto, is furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not in either case be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

The Selected Information, contained in Exhibit 99.1 to this Form 8-K, is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By furnishing the information in Item 7.01, Item 2.02 and in Exhibit 99.1, the Company makes no admission as to the materiality of any information contained herein or therein.

Item 8.01	Other Events

It was previously disclosed that in connection with the transactions contemplated by the Merger Agreement, the Company had obtained commitments for up to $505 million in debt financing to fund a portion of the consideration and any other amounts required to be paid under the Merger Agreement and any related fees and expenses. On January 29, 2014, a portion of such debt financing was replaced with an equity commitment of $110 million from certain investment funds associated with TPG Capital.

Forward-Looking Statements

The Selected Information includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including our estimate of financial results for the fiscal year ended December 31, 2013, including select pro forma financial results and pro forma leverage ratios based on our estimate of financial results for the fiscal year ended December 31, 2013, estimated financial results of JHP for the fiscal year ended December 31, 2013 and an estimate of JHP’s future manufacturing excess capacity. Each forward-looking statement contained in the Selected Information is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, finalizing the financial statements and completing the audits of the Company and JHP for the fiscal year ended December 31, 2013, and the risks identified under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended September 30, 2013, and filed with the Securities and Exchange Commission, as well as the other information we file with the SEC. We caution investors, potential investors, and others not to place considerable reliance on the forward-looking statements contained in the Selected Information. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in the Selected Information speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Selected Information of Par Pharmaceutical Companies, Inc. provided to Prospective Debt Financing Sources, dated January 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR PHARMACEUTICAL COMPANIES, INC.

By:	/s/ Paul V. Campanelli
	Name:	Paul V. Campanelli
	Title:	Chief Executive Officer

	Date:	January 29, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Selected Information of Par Pharmaceutical Companies, Inc. provided to Prospective Debt Financing Sources, dated January 29, 2014

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